UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 26, 2005
                                                          -------------

                                  First Bancorp
                                  -------------
             (Exact Name of Registrant as Specified in its Charter)


     North Carolina                  0-15572                   56-1421916
 ----------------------------      -----------              ----------------
 (State or Other Jurisdiction      (Commission              (I.R.S. Employer
       of Incorporation)           File Number)             Identification No.)


                              341 North Main Street
                           Troy, North Carolina 27371
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (910) 576-6171
              ----------------------------------------------------
              (Registrant's Telephone Number, including area code)

                                 Not Applicable
              -----------------------------------------------------
              (Former Name or Address, if changed from last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                  FIRST BANCORP

                                      Index


                                                                            Page
                                                                            ----

Explanatory Note                                                              3

Item 4.01 - Changes in Registrant's Certifying Accountant                     3

Item 9.01 - Financial Statements and Exhibits                                 4

Signatures                                                                    5

Explanatory Note

      This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of First Bancorp (the "Registrant") filed on August 1, 2005 to update the disclosures therein upon the completion of the review by KPMG LLP ("KPMG") of the Registrant's interim financial statements as of and for the three and six month periods ended June 30, 2005.

Item 4.01.   Changes in Registrant's Certifying Accountant

(a) On July 26, 2005, the Audit Committee of the Board of Directors of First Bancorp dismissed KPMG as principal accountants for the Registrant, effective upon the completion of their review of the Registrant's interim financial statements as of and for the three and six month periods ended June 30, 2005. The audit committee of Registrant approved the dismissal of KPMG.

      On August 9, 2005, KPMG completed its review of the Registrant's interim financial statements for the three and six month periods ended June 30, 2005, and the Registrant's Form 10-Q for the period ended June 30, 2005 was filed with the Securities and Exchange Commission.

      The audit report of KPMG on the consolidated financial statements of Registrant as of and for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of KPMG on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      In connection with the audits for the two fiscal years ended December 31, 2004 and the subsequent interim period through August 9, 2005, (i) Registrant had no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement, and (ii) there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

      A letter from KPMG is attached hereto as Exhibit 16.

(b) On July 26, 2005, the Audit Committee of the Board of Directors of Registrant approved the engagement of Elliot Davis, LLC as the new independent registered public auditor of Registrant, effective immediately after the filing of Registrant's Form 10-Q for the period ended June 30, 2005.

      During the years ended December 31, 2004 and December 31, 2003, and through the date hereof, Registrant has not consulted with Elliot Davis, LLC regarding any of the matters or reportable events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits

      (c)   Exhibits

            1.    Exhibit 16 - Letter from KPMG LLP dated August 15, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2005

                                        FIRST BANCORP


                                        By:   /s/ James H. Garner
                                              Name:  James H. Garner
                                              Title: President &
                                                     Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit                               Description
-------                               -----------

Exhibit 16                            Letter from KPMG LLP dated August 15, 2005